PARTNERS' CAPITAL	12 Months Ended
Dec. 31, 2012
PARTNERS' CAPITAL
PARTNERS' CAPITAL

7.   PARTNERS’ CAPITAL

At December 31, 2012 and 2011, the Net Asset Values of the different Series of the Units were:

December 31, 2012	Net Asset Value	Number of Units	Net Asset Value per Unit

Series A	$220,539,487	230,899,814	$0.9551
Series F	17,551,923	76,090	$230.67
Series G	21,236,500	21,255,467	$0.9991
Series I	2,335,058	1,973,082	$1.1835
Total Partners’ Capital	$261,662,968	254,204,453

December 31, 2011	Net Asset Value	Number of Units	Net Asset Value per Unit

Series A	$343,083,496	327,160,840	$1.0487
Series F	23,238,718	91,900	$252.87
Series G	26,834,991	24,502,547	$1.0952
Series I	2,652,761	2,107,616	$1.2586
Total Partners’ Capital	$395,809,966	353,862,903

BRIM generally holds 1% of the total capital in the Partnership.  BRIM and each Limited Partner share in the profits and losses of the Partnership in proportion to their respective interests in the Partnership.